Exhibit 99.1

Clipper Realty Inc. Announces First Quarter 2021 Results

NEW YORK, May 10, 2021 /Business Wire/ -- Clipper Realty Inc. (NYSE: CLPR) (the “Company”), a leading owner and operator of multifamily residential and commercial properties in the New York metropolitan area, today announced financial and operating results for the three months ended March 31, 2021.

Highlights for the Three Months Ended March 31, 2021

●	Achieved quarterly revenues of $30.7 million for the first quarter of 2021
●	Achieved quarterly income from operations of $6.1 million for the first quarter of 2021
●	Achieved quarterly net operating income (“NOI”)[1] of $14.8 million for the first quarter of 2021
●	Recorded quarterly net loss of $7.1 million for the first quarter of 2021, or $4.1 million excluding a non-recurring $3.0 million loss on extinguishment of debt
●	Achieved quarterly adjusted funds from operations (“AFFO”)[1] of $3.1 million for the first quarter of 2021
●	Declared a dividend of $0.095 per share for the first quarter of 2021

The Company also announced today that Michael Frenz, its Chief Financial Officer, will resign from his position effective May 11, 2021, in order to pursue another opportunity. Mr. Frenz has been Chief Financial Officer since July 2019. Lawrence Kreider, Jr., the Company’s previous Chief Financial Officer since its formation in 2015, will become Chief Financial Officer effective upon Mr. Frenz’s resignation.

David Bistricer, Co-Chairman and Chief Executive Officer, commented,

“We continue to see meaningful signs of improvement as New York City further strengthens from the depths of the COVID-19 pandemic. We anticipate recently strong rental demand to remain elevated, and pricing to improve, as New York City continues to reopen and vaccinations proliferate. We remain focused on efficiently operating our portfolio, with the safety of our tenants and employees our highest priority. Despite the pandemic-related headwinds, our properties are 95% leased and our first quarter rent collection rate was over 96%. We have a strong liquidity position with $106.2 million of cash on the balance sheet, consisting of $88.0 million of unrestricted cash and $18.2 million of restricted cash, and have no debt maturities on any operating properties until 2027, providing further support in the current environment. We remain committed to executing our strategic initiatives to create long-term value.

On behalf of the entire Company, we thank Michael for his many contributions to Clipper Realty. His efforts have strengthened our organization and positioned us well for the years ahead, and we wish him success in his future endeavors. I am also excited to welcome back Larry as our CFO. Larry initially joined the business in 2014, and led the Company’s Rule 144A offering in August 2015 and initial public offering in February 2017. His intimate knowledge of our operations, management expertise and extensive financial experience will help drive our strategic vision for the future. Michael and Larry will work with our executive management, finance and accounting teams to ensure a smooth transition.”

Financial Results

For the first quarter of 2021, revenues decreased by $0.7 million, or 2.1%, to $30.7 million, compared to $31.3 million for the first quarter of 2020; the change was primarily attributable to declines in leased occupancy and residential rental rate at the Tribeca House property and the termination of certain commercial leases at the Tribeca House property, partially offset by the commencement of a new office lease at the 250 Livingston Street property during the third quarter of 2020.

1 NOI and AFFO are non-GAAP financial measures. For a definition of these financial measures and a reconciliation of such measures to the most comparable GAAP measures, see “Reconciliation of Non-GAAP Measures” at the end of this release.

For the first quarter of 2021, net loss was $7.1 million, or $0.18 per share ($4.1 million, or $0.11 per share, excluding a non-recurring $3.0 million loss on extinguishment of debt), compared to net loss of $0.4 million, or $0.01 per share, for the first quarter of 2020; the change, excluding the non-recurring item, was primarily attributable to the revenue change discussed above and higher property operating expenses (including an increase in the provision for bad debt), property taxes, insurance expense, depreciation and amortization expense and interest expense (primarily resulting from the refinancing of the Flatbush Gardens property in May 2020 and the 141 Livingston Street property in February 2021).

For the first quarter of 2021, AFFO was $3.1 million, or $0.07 per share, compared to $5.6 million, or $0.13 per share, for the first quarter of 2020; the change was primarily attributable to the revenue change discussed above and higher property operating expenses (including an increase in the provision for bad debt), property taxes, insurance expense and interest expense, partially offset by lower recurring cash general and administrative expenses.

Balance Sheet

At March 31, 2021, notes payable (excluding unamortized loan costs) was $1,115.2 million, compared to $1,089.7 million at December 31, 2020; the increase primarily reflected the refinancing of the 141 Livingston Street property in February 2021, partially offset by scheduled principal amortization.

Dividend

The Company today declared a first quarter dividend of $0.095 per share, the same amount as last quarter, to shareholders of record on May 20, 2021, payable May 27, 2021.

Conference Call and Supplemental Material

The Company will host a conference call on May 10, 2021, at 5:00 PM Eastern Time to discuss the first quarter 2021 results and provide a business update. The conference call can be accessed by dialing (800) 346-7359 or (973) 528-0008, conference entry code 885914. A replay of the call will be available from May 10, 2021, following the call, through May 24, 2021, by dialing (800) 332-6854 or (973) 528-0005, replay conference ID 885914. Supplemental data to this press release can be found under the “Quarterly Earnings” navigation tab on the “Investors” page of our website at www.clipperrealty.com. The Company’s filings with the Securities and Exchange Commission (the “SEC”) are filed at www.sec.gov under Clipper Realty Inc.

About Clipper Realty Inc.

Clipper Realty Inc. (NYSE: CLPR) is a self-administered and self-managed real estate company that acquires, owns, manages, operates and repositions multifamily residential and commercial properties in the New York metropolitan area, with a portfolio in Manhattan and Brooklyn. For more information on the Company, please visit www.clipperrealty.com.

Forward-Looking Statements

Various statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include estimates concerning capital projects and the success of specific properties. Our forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "intend," "anticipate," "potential," "plan" or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this press release speak only as of the date of this press release.

We disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties (including uncertainties regarding the ongoing impact of the COVID-19 pandemic, and measures intended to curb its spread, on our business, our tenants and the economy generally), most of which are difficult to predict and many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a discussion of these and other important factors that could affect our actual results, please refer to our filings with the SEC, including the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2020, and other reports filed from time to time with the SEC.

Contact Information:

Michael Frenz

Chief Financial Officer

(718) 438-2804 x2274

mfrenz@clipperrealty.com

Clipper Realty Inc.

Consolidated Balance Sheets

(In thousands, except for share and per share data)

	March 31, 2021	December 31, 2020
	(unaudited)
ASSETS
Investment in real estate
Land and improvements	$540,859	$540,859
Building and improvements	634,502	630,662
Tenant improvements	3,243	3,121
Furniture, fixtures and equipment	12,278	12,217
Real estate under development	37,637	36,118
Total investment in real estate	1,228,519	1,222,977
Accumulated depreciation	(138,650)	(132,479)
Investment in real estate, net	1,089,869	1,090,498

Cash and cash equivalents	87,952	72,058
Restricted cash	18,244	16,974
Tenant and other receivables, net of allowance for doubtful accounts of $7,199 and $5,993, respectively	8,343	7,002
Deferred rent	2,455	2,454
Deferred costs and intangible assets, net	7,568	7,720
Prepaid expenses and other assets	8,975	11,160
TOTAL ASSETS	$1,223,406	$1,207,866

LIABILITIES AND EQUITY
Liabilities:
Notes payable, net of unamortized loan costs of $10,713 and $10,262, respectively	$1,104,479	$1,079,458
Accounts payable and accrued liabilities	12,492	11,725
Security deposits	6,989	6,983
Below-market leases, net	126	157
Other liabilities	6,045	5,429
TOTAL LIABILITIES	1,130,131	1,103,752

Equity:
Preferred stock, $0.01 par value; 100,000 shares authorized (including 140 shares of 12.5% Series A cumulative non-voting preferred stock), zero shares issued and outstanding	-	-
Common stock, $0.01 par value; 500,000,000 shares authorized, 16,063,228 shares issued and outstanding	160	160
Additional paid-in-capital	87,469	87,347
Accumulated deficit	(52,275)	(48,045)
Total stockholders' equity	35,354	39,462
Non-controlling interests	57,921	64,652
TOTAL EQUITY	93,275	104,114
TOTAL LIABILITIES AND EQUITY	$1,223,406	$1,207,866

Clipper Realty Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2021	2020

REVENUES
Residential rental income	$21,604	$23,718
Commercial rental income	9,047	7,597
TOTAL REVENUES	30,651	31,315

OPERATING EXPENSES
Property operating expenses	8,642	7,159
Real estate taxes and insurance	7,312	6,864
General and administrative	2,293	2,323
Transaction pursuit costs	60	-
Depreciation and amortization	6,227	5,558
TOTAL OPERATING EXPENSES	24,534	21,904

INCOME FROM OPERATIONS	6,117	9,411

Interest expense, net	(10,217)	(9,788)
Loss on extinguishment of debt	(3,034)	-

Net loss	(7,134)	(377)

Net loss attributable to non-controlling interests	4,430	225
Net loss attributable to common stockholders	$(2,704)	$(152)

Basic and diluted net loss per share	$(0.18)	$(0.01)

Weighted average common shares / OP units
Common shares outstanding	16,063	17,815
OP units outstanding	26,317	26,317
Diluted shares outstanding	42,380	44,132

Clipper Realty Inc.

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(7,134)	$(377)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	6,171	5,485
Amortization of deferred financing costs	308	304
Amortization of deferred costs and intangible assets	176	192
Amortization of above- and below-market leases	(31)	(99)
Loss on extinguishment of debt	3,034	-
Deferred rent	(1)	(228)
Stock-based compensation	486	158
Bad debt expense	1,178	-
Transaction pursuit costs	60	-
Changes in operating assets and liabilities:
Tenant and other receivables	(2,519)	(563)
Prepaid expenses, other assets and deferred costs	2,101	5,918
Accounts payable and accrued liabilities	2,986	(1,926)
Security deposits	6	67
Other liabilities	616	119
Net cash provided by operating activities	7,437	9,050

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to land, buildings and improvements	(7,745)	(7,101)
Sale and purchase of interest rate caps, net	-	(14)
Net cash used in investing activities	(7,745)	(7,115)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of mortgage notes	(74,776)	(897)
Proceeds from mortgage notes	100,248	176
Dividends and distributions	(4,191)	(4,276)
Loan issuance and extinguishment costs	(3,809)	-
Net cash provided by (used in) financing activities	17,472	(4,997)

Net increase (decrease) in cash and cash equivalents and restricted cash	17,164	(3,062)
Cash and cash equivalents and restricted cash - beginning of period	89,032	56,932
Cash and cash equivalents and restricted cash - end of period	$106,196	$53,870

Cash and cash equivalents and restricted cash - beginning of period:
Cash and cash equivalents	$72,058	$42,500
Restricted cash	16,974	14,432
Total cash and cash equivalents and restricted cash - beginning of period	$89,032	$56,932

Cash and cash equivalents and restricted cash - end of period:
Cash and cash equivalents	$87,952	$36,298
Restricted cash	18,244	17,572
Total cash and cash equivalents and restricted cash - end of period	$106,196	$53,870

Supplemental cash flow information:
Cash paid for interest, net of capitalized interest of $393 and $300 in 2021 and 2020, respectively	$9,999	$9,532
Non-cash interest capitalized to real estate under development	16	280
Additions to investment in real estate included in accounts payable and accrued liabilities	1,970	2,581

Clipper Realty Inc.

Reconciliation of Non-GAAP Measures

(In thousands, except per share data)

(Unaudited)

Non-GAAP Financial Measures

We disclose and discuss funds from operations (“FFO”), adjusted funds from operations (“AFFO”), adjusted earnings before interest, income taxes, depreciation and amortization (“Adjusted EBITDA”) and net operating income (“NOI”), all of which meet the definition of “non-GAAP financial measures” set forth in Item 10(e) of Regulation S-K promulgated by the SEC.

While management and the investment community in general believe that presentation of these measures provides useful information to investors, neither FFO, AFFO, Adjusted EBITDA, nor NOI should be considered as an alternative to net income (loss) or income from operations as an indication of our performance. We believe that to understand our performance further, FFO, AFFO, Adjusted EBITDA, and NOI should be compared with our reported net income (loss) or income from operations and considered in addition to cash flows computed in accordance with GAAP, as presented in our consolidated financial statements.

Funds From Operations and Adjusted Funds From Operations

FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and impairment adjustments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Our calculation of FFO is consistent with FFO as defined by NAREIT.

AFFO is defined by us as FFO excluding amortization of identifiable intangibles incurred in property acquisitions, straight-line rent adjustments to revenue from long-term leases, amortization costs incurred in originating debt, interest rate cap mark-to-market adjustments, amortization of non-cash equity compensation, acquisition and other costs, transaction pursuit costs, loss on modification/extinguishment of debt, gain on involuntary conversion, gain on termination of lease and non-recurring litigation-related expenses, less recurring capital spending.

Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values have historically risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO useful in evaluating potential property acquisitions and measuring operating performance. We further consider AFFO useful in determining funds available for payment of distributions. Neither FFO nor AFFO represent net income or cash flows from operations computed in accordance with GAAP. You should not consider FFO and AFFO to be alternatives to net income (loss) as reliable measures of our operating performance; nor should you consider FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (computed in accordance with GAAP) as measures of liquidity.

Neither FFO nor AFFO measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO and AFFO do not represent cash flows from operating, investing or financing activities computed in accordance with GAAP. Further, FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO and AFFO.

The following table sets forth a reconciliation of FFO and AFFO for the periods presented to net loss, computed in accordance with GAAP (amounts in thousands):

	Three Months Ended March 31,
	2021	2020
FFO
Net loss	$(7,134)	$(377)
Real estate depreciation and amortization	6,227	5,558
FFO	$(907)	$5,181

AFFO
FFO	$(907)	$5,181
Amortization of real estate tax intangible	120	119
Amortization of above- and below-market leases	(31)	(99)
Straight-line rent adjustments	(1)	(228)
Amortization of debt origination costs	308	304
Amortization of LTIP awards	486	158
Transaction pursuit costs	60	-
Loss on extinguishment of debt	3,034	-
Non-recurring litigation-related expenses	59	264
Recurring capital spending	(50)	(145)
AFFO	$3,078	$5,554
AFFO Per Share/Unit	$0.07	$0.13

Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization

We believe that Adjusted EBITDA is a useful measure of our operating performance. We define Adjusted EBITDA as net income (loss) before allocation to non-controlling interests, plus real estate depreciation and amortization, amortization of identifiable intangibles, straight-line rent adjustments to revenue from long-term leases, amortization of non-cash equity compensation, interest expense (net), acquisition and other costs, transaction pursuit costs, loss on modification/extinguishment of debt and non-recurring litigation-related expenses, less gain on involuntary conversion and gain on termination of lease.

We believe that this measure provides an operating perspective not immediately apparent from GAAP income from operations or net income (loss). We consider Adjusted EBITDA to be a meaningful financial measure of our core operating performance.

However, Adjusted EBITDA should only be used as an alternative measure of our financial performance. Further, other REITs may use different methodologies for calculating Adjusted EBITDA, and accordingly, our Adjusted EBITDA may not be comparable to that of other REITs.

The following table sets forth a reconciliation of Adjusted EBITDA for the periods presented to net loss, computed in accordance with GAAP (amounts in thousands):

	Three Months Ended March 31,
	2021	2020
Adjusted EBITDA
Net loss	$(7,134)	$(377)
Real estate depreciation and amortization	6,227	5,558
Amortization of real estate tax intangible	120	119
Amortization of above- and below-market leases	(31)	(99)
Straight-line rent adjustments	(1)	(228)
Amortization of LTIP awards	486	158
Interest expense, net	10,217	9,788
Transaction pursuit costs	60	-
Loss on extinguishment of debt	3,034	-
Non-recurring litigation-related expenses	59	264
Adjusted EBITDA	$13,037	$15,183

Net Operating Income

We believe that NOI is a useful measure of our operating performance. We define NOI as income from operations plus real estate depreciation and amortization, general and administrative expenses, acquisition and other costs, transaction pursuit costs, amortization of identifiable intangibles and straight-line rent adjustments to revenue from long-term leases, less gain on termination of lease. We believe that this measure is widely recognized and provides an operating perspective not immediately apparent from GAAP income from operations or net income (loss). We use NOI to evaluate our performance because NOI allows us to evaluate the operating performance of our company by measuring the core operations of property performance and capturing trends in rental housing and property operating expenses. NOI is also a widely used metric in valuation of properties.

However, NOI should only be used as an alternative measure of our financial performance. Further, other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to that of other REITs.

The following table sets forth a reconciliation of NOI for the periods presented to income from operations, computed in accordance with GAAP (amounts in thousands):

	Three Months Ended March 31,
	2021	2020
NOI
Income from operations	$6,117	$9,411
Real estate depreciation and amortization	6,227	5,558
General and administrative expenses	2,293	2,323
Transaction pursuit costs	60	-
Amortization of real estate tax intangible	120	119
Amortization of above- and below-market leases	(31)	(99)
Straight-line rent adjustments	(1)	(228)
NOI	$14,785	$17,084